As filed with the Securities and Exchange Commission on August 15, 2002
                              Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)


         Massachusetts                               04-2068530
(State or other jurisdiction of            (IRS employer identification number)
 incorporation or organization)


                                 65 Grove Street
                         Watertown, Massachusetts 02472
              (Address and zip code of principal executive offices)


                 IONICS, INCORPORATED 1997 STOCK INCENTIVE PLAN
                            (Full title of the Plan)


                               Stephen Korn, Esq.
                        Vice President & General Counsel
                              Ionics, Incorporated
                                 65 Grove Street
                         Watertown, Massachusetts 02472
                     (Name and address of agent for service)


                                  617-926-2500
          (Telephone number, including area code, of agent for service)




                             Page 1 of 10 pages. The
                            Exhibit Index is on page 7.




                                                    CALCULATION OF REGISTRATION FEE


                                                                        Proposed         Proposed
                                                                        Maximum          Maximum
                                                                        Offering         Aggregate
                                                    Amount To Be        Price Per        Offering     Amount of
      Title of Securities to be Registered          Registered (1)      Share            Price        Registration Fee (3)
      ------------------------------------          --------------      -----            -----        --------------------

Common Stock (Par Value $1.00 Per Share)             800,000            $20.95 (2)      $16,760,000      $1,542.00



TOTAL:                                               800,000            $20.95          $16,760,000      $1,542.00

________________________________

(1) Upon the filing and effectiveness of this Registration Statement on Form S-8, the total number of shares of Common Stock registered pursuant to the 1997 Stock Incentive Plan will be 1,800,000 shares. In addition, pursuant to Rule 416(a) of the General Rules and Regulations under the Securities Act of 1933, this Registration Statement shall also cover any additional shares of Common Stock which become issuable upon exercise of options granted under the Ionics, Incorporated 1997 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction.


(2) The exercise price of such options shall be determined at time of grant. Accordingly, pursuant to Rule 457(c) and Rule 457(h)(1) of the General Rules and Regulations under the Securities Act of 1933, the price of $20.95, which is the average of the high and low prices reported on the New York Stock Exchange on August 14, 2002, is set forth solely for purposes of calculating the registration fee.

(3)    Calculated pursuant to Section 6(b) of the Securities Act of 1933.

This Registration Statement registers additional securities of the same class as other securities for which Registration Statement No. 333-29135 on Form S-8, as filed by the Registrant with the Securities and Exchange Commission (the "Commission") on June 15, 1997, relating to the Registrant's 1997 Stock Incentive Plan, is effective. Pursuant to General Instruction E, this Registration Statement incorporates the information contained in the Registrant's Registration Statement No. 333-29135 on Form S-8.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents filed by the Registrant with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission on March 29, 2002 pursuant to the Exchange Act, which contains audited financial statements for the fiscal year ended December 31, 2001, as amended by Form 10-K/A filed with the Commission on June 26, 2002.

         (b) (1) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 filed with the Commission on May 15, 2002 pursuant to the Exchange Act, which contains unaudited financial statements for the fiscal quarter ended March 31, 2002.

             (2) The Registrant's Current Report on Form 8-K filed with the Commission on January 15, 2002.

             (3) The Registrant's Current Report on Form 8-K filed with the Commission on June 24, 2002.

             (4) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed with the Commission on August 14, 2002, pursuant to the Exchange Act, which contains unaudited financial statements for the fiscal quarter ended June 30, 2002.

             (5) All other documents filed by the Registrant pursuant to Sections 13(a) and 15(d) of the Exchange Act since the end of the fiscal year covered by the Registrant's Annual Report on Form 10-K referred to in (a) above.

         (c) The section entitled "Description of Registrant's Securities to be Registered" contained in the Registrant's Registration Statement on Form 8-A, dated September 27, 1990 and filed with the Commission pursuant to Section 12(b) of the Exchange Act.

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits.


         Exhibit No.                          Exhibit
         -----------                          -------

         4.1 Renewed Rights Agreement, dated as of August 19, 1997, between Ionics, Incorporated and BankBoston N.A. (filed as Exhibit 1 to the Registrant's Current Report on Form 8-K dated August 27, 1997 and incorporated herein by reference).
         4.2             Form of Common Stock Certificate (filed as Exhibit
                         4.2 to the Registrant's Annual eport on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference).
         5.1 Opinion of Stephen Korn, General Counsel (filed herewith).
         23.1            Consent of Stephen Korn, General Counsel
                         (contained in Exhibit 5.1).
         23.2 Consent of PricewaterhouseCoopers LLP (filed herewith).
         24.1            Power of Attorney (filed herewith).

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Watertown, Commonwealth of Massachusetts, on this 15th day of August, 2002.

                               IONICS, INCORPORATED

                          By:  /s/Arthur L. Goldstein
                               --------------------------------------------
                               Arthur L. Goldstein
                               Chairman of the Board, President
                               and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  August 15, 2002    /s/Arthur L. Goldstein
                          --------------------------------------------
                          Arthur L. Goldstein
                          Chairman of the Board, President
                          and Chief Executive Officer
                          (Principal Executive Officer)

Date:  August 15, 2002    /s/Daniel M. Kuzmak
                          --------------------------------------------
                          Daniel M. Kuzmak
                          Vice President and
                          Chief Financial Officer
                          (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                     Title            Date
               ---------                     -----            ----

/s/Douglas R. Brown                        Director      August 15, 2002
----------------------------------------
Douglas R. Brown

/s/Stephen L. Brown                        Director      August 15, 2002
----------------------------------------
Stephen L. Brown

/s/Arnaud de Vitry d'Avaucourt             Director      August 15, 2002
----------------------------------------
Arnaud de Vitry d'Avaucourt

/s/Kathleen S. Feldstein                   Director      August 15, 2002
----------------------------------------
Kathleen S. Feldstein

/s/William S. Katz                         Director      August 15, 2002
----------------------------------------
William S. Katz

/s/William K. Reilly                       Director      August 15, 2002
----------------------------------------
William K. Reilly

/s/John J. Shields                         Director      August 15, 2002
----------------------------------------
John J. Shields

/s/Carl S. Sloane                          Director      August 15, 2002
----------------------------------------
Carl S. Sloane

/s/Daniel I. C. Wang                       Director      August 15, 2002
----------------------------------------
Daniel I. C. Wang

/s/Mark S. Wrighton                        Director      August 15, 2002
----------------------------------------
Mark S. Wrighton

/s/Allen S. Wyett                          Director      August 15, 2002
----------------------------------------
Allen S. Wyett

                                  Exhibit Index


 Exhibit No.                            Exhibit
 -----------                            -------

 4.1 Renewed Rights Agreement, dated as of August 19, 1997, between Ionics, Incorporated and BankBoston N.A. (filed as Exhibit 1 to the Company's Current Report on Form 8-K dated August 27, 1997 and incorporated herein by reference).
 4.2                Form of Common Stock Certificate (filed as Exhibit
                    4.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference).
 5.1 Opinion of Stephen Korn, General Counsel (filed herewith).
 23.1               Consent of Stephen Korn, General Counsel
                    (contained in Exhibit 5.1).
 23.2               Consent of PricewaterhouseCoopers LLP
                    (filed herewith).
 24.1               Power of Attorney (filed herewith).

                                   EXHIBIT 5.1

                              Ionics, Incorporated
                                 65 Grove Street
                               Watertown, MA 02472


August 15, 2002

Ionics, Incorporated
65 Grove Street
Watertown, MA 02472

Re: Registration Statement on Form S-8 relating to the Ionics, Incorporated
    1997 Stock Incentive Plan.

Gentlemen:

As General Counsel for Ionics, Incorporated, a Massachusetts corporation (the "Company"), I am familiar with its corporate affairs. In particular, I have acted as counsel for the Company in connection with the registration of an additional 800,000 shares of the Company's common stock, par value $1.00 per share (the "Shares"), reserved for issuance under the Ionics, Incorporated 1997 Stock Incentive Plan, as amended through May 8, 2002 (the "Plan"), pursuant to a Registration Statement on Form S-8 (the "Registration Statement") filed by the Company on the date hereof with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the conduct of certain corporate proceedings relating thereto.

As such counsel, I have examined and am familiar with the Registration Statement, certain corporate records of the Company, including its Restated Articles of Organization, as amended, its By-laws, minutes of meetings of its Board of Directors and stockholders, and such other documents, instruments and certificates of government officials as I have deemed necessary as a basis for the opinions herein expressed.

In my examination described in the preceding paragraph, I have assumed the genuiness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to the corresponding originals of all documents submitted to me as copies, the authenticity of the originals of such copies, and the accuracy and completeness of all corporate records.

I have made such examination of Massachusetts law as I have deemed relevant for purposes of this opinion, but have not made any review of the laws of any other state or jurisdiction. Accordingly, this opinion is limited to Massachusetts law.

Based upon and subject to the foregoing, I am of the opinion that the Shares to be issued by the Company from time to time pursuant to the Plan will be duly authorized, validly issued, fully paid and non-assessable.

I hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement and further consent to the use of my name wherever appearing in the Registration Statement and any amendments thereto. This opinion is being furnished to you solely for the foregoing use and, other than in connection with such use, is not to be disseminated, reproduced or published in any form, used for any other purpose or relied upon by any other person or entity without my prior written consent.

Very truly yours,


/s/ Stephen Korn
Stephen Korn
General Counsel

                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 20, 2002, except for the first paragraph of Note 8, as to which the date is March 28, 2002, relating to the financial statements and financial statement schedule of Ionics, Incorporated, which appears in Ionics, Incorporated's Annual Report on Form 10-K for the year ended December 31, 2001.

/s/PricewaterhouseCoopers LLP
Boston, MA
August 14, 2002

                                  Exhibit 24.1

                                POWER OF ATTORNEY

The undersigned Officers and Directors of Ionics, Incorporated hereby severally constitute Arthur L. Goldstein, Stephen Korn and each of them to sign for and in their names in the capacities indicated below, the Registration Statement on Form S-8 dated August 15, 2002 herewith filed with the Securities and Exchange Commission, and any and all amendments thereto, for the purpose of registering shares of Common Stock, par value $1 per share, of Ionics, Incorporated, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration Statement and any and all amendments to said Registration Statement.

Witness our hands and common seal on the dates set forth below.

               Signature                                 Title                                  Date
               ---------                                 -----                                  ----

                                             Chairman of the Board, Chief
                                            Executive Officer and President
                                             (Principal Executive Officer)
/s/Arthur L. Goldstein                               and Director                          August 15, 2002
----------------------------------------
Arthur L. Goldstein

/s/Douglas R. Brown                                    Director                            August 15, 2002
----------------------------------------
Douglas R. Brown

/s/Stephen L. Brown                                    Director                            August 15, 2002
----------------------------------------
Stephen L. Brown

/s/Arnaud de Vitry d'Avaucourt                         Director                            August 15, 2002
----------------------------------------
Arnaud de Vitry d'Avaucourt

/s/Kathleen S. Feldstein                               Director                            August 15, 2002
----------------------------------------
Kathleen S. Feldstein

/s/William S. Katz                                     Director                            August 15, 2002
----------------------------------------
William S. Katz

/s/William K. Reilly                                   Director                            August 15, 2002
----------------------------------------
William K. Reilly

/s/John J. Shields                                     Director                            August 15, 2002
----------------------------------------
John J. Shields

/s/Carl S. Sloane                                      Director                            August 15, 2002
----------------------------------------
Carl S. Sloane

/s/Daniel I. C. Wang                                   Director                            August 15, 2002
----------------------------------------
Daniel I. C. Wang

/s/Mark S. Wrighton                                    Director                            August 15, 2002
----------------------------------------
Mark S. Wrighton

/s/Allen S. Wyett                                      Director                            August 15, 2002
----------------------------------------
Allen S. Wyett